UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2019

VAPE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5304 Derry Ave., Suite C

Agoura Hills, CA 91301

(Address of principal executive office)

1-877-827-3959

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designations, Preferences and Rights of Series D Preferred Stock

On August 23, 2019, the Company approved and filed a Certificate of Designation with the Delaware Secretary of State of the Series D Preferred Stock (the “Designation”). The Designation authorizes 1 share of Series D Preferred Stock par value $0.00001 (the “Series D”). There shall be no additional Series D shares authorized or issued, and the Series D Preferred Stock shall only be held by the then-acting Chief Executive Officer of the Company, transferable upon the resignation and appointment of this position. All shares of Series D shall rank pari passu with the rights of the Company’s Common Stock. Except as otherwise expressly required by law, the holders of Series D Preferred Stock shall be entitled, collectively, to that certain number of total votes equal to 51% of the shares of Company’s voting stock issued and outstanding on all matters brought before the shareholders of the Company, regardless of the actual number of shares of Series D Preferred Stock then outstanding. The holder of Series D Preferred Stock shall only vote in favor of those certain corporate actions which are necessary to the Company’s future, including but not limited to an increase in authorized common stock and reverse split. The Series D Preferred Stock shall be automatically cancelled on June 15, 2020 without further action and shall be returned to treasury.

The foregoing description of the Designation is qualified in its entirety by reference to the complete terms and conditions of the Designation of Series D Preferred Stock, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1, and incorporated by reference into this Item 5.03

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation for Series D Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPE HOLDINGS, INC.

Dated: August 29, 2019	By:	/s/ Ben Beaulieu
Ben Beaulieu
Chief Executive Officer

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